Investor Presentation May 2020 Acquisition/disposition/valuation/lending services for surplus and distressed assets Exhibit 99.1

Forward-Looking Statements This communication includes forward-looking statements based on our current expectations and projections about future events. For these statements, Heritage Global Inc. (the “Company”) claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this communication are based on knowledge of the environment in which the Company currently operates and are subject to change based on various important factors, including variability in magnitude and timing of asset liquidation transactions, the impact of changes in the U.S. national and global economies (including the uncertain conditions created by the coronavirus [COVID-19] pandemic), interest rate and foreign exchange rate sensitivity, as well as other factors beyond the Company's control. Unless required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In light of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance that our expectations will materialize. For more details on factors that could affect these expectations, please see our filings with the Securities and Exchange Commission including the “Risk Factors” section in our most recent annual report on Form 10-K.

Company Overview Heritage Global Inc. is a diversified financial services company providing acquisition, disposition, valuation, and lending services for surplus and distressed assets. Asset Sales Valuation Services Advisory Specialty Lending Specialty Financing Solutions Charged-Off Portfolios SPECIAL SITUATIONS Auction Services Valuations ASSET ADVISORY Intellectual Property Distressed Real Estate ADVISORY/ MONETIZATION

Representative Clients

Value Creation – Investment Highlights MARKET DATA1 FINANCIAL TRENDS2 1 In US dollars as of 5/27/20. 2 Represents LTM data through March 31, 2020. 3 See “Reconciliations of Non-GAAP Measures” in the Appendix of this presentation. Competitive Advantages Financial Performance Shareholder Value Global Platform Sustainable Growth Tickers OTCQB: HGBL Price $1.50 Market Cap $44 Million CSE: HGP Revenue $ 23.9 Million Net Income $3.3 Million Adjusted EBITDA 3 $3.7 Million Diluted EPS $ 0.11

Competitive Advantages Domain Expertise * Deal sourcing * Relationships * Execution capabilities * Track records Platforms * Diversification * Integrated services offering/turnkey solution provider * Global scale/infrastructure * Player across underserved markets Durability Countercyclical * Auction volumes/supply * Non Performing Asset volumes * Specialty lending Pro-cyclical * Corporate auction market * Principal deals Capital Assets Financial Services Proprietary Trading

Leadership Team

Ross Dove
Chief Executive Officer



- Over 30 years experience in the auction industry.
- Managed more than 4,000 industrial auctions in 30 countries.
- Previously served as Chairman and CEO of DoveBid, an industrial asset and commercial property auction company.
- Received a degree from Washington State University.

Kirk Dove
Chief Operating Officer



- Over 30 years experience in the auction industry.
- Managed more than 4,000 industrial auctions in 30 countries.
- Previously served as President of DoveBid, and as a Senior Account Executive at Merrill Lynch directing a client base of over 600 individuals.
- Holds a Bachelors of Science degree in Business from North Illinois University.

Scott West
Chief Financial Officer



- Over 25 years executive financial accounting and business management experience serving various public and private equity funded companies.
- Previously spent 11 years at Ernst & Young working on a large number of IPO and M&A transactions.
- Holds a Bachelors of Science degree in Accounting from Arizona State University.

James Sklar
General Counsel



- Over 25 years of legal experience serving asset advisory and auction firms.
- Previously spent 12 years with GoIndustry-DoveBid as legal counsel.
- Holds a juris doctorate degree with cum laude honors from Wayne State University Law School and a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania.

7 | Heritage Global Inc. | www.hginc.com

HERITAGE GLOBAL INC.

Positioned to Grow in All Cycles Wider spreads on principal asset/loan activities Favorable lending cycle Higher nonperforming assets/net charge-offs Building surplus inventories and bankruptcies Lower asset prices/volumes Pressure on Net Interest Margins Declining Net Interest Income Macro Headwinds Rising Credit Costs Recession HGBL Tailwinds Auction Volumes/Supply Nonperforming Assets Flattening Yield Curve Principal Deal Spreads Specialty Lending

Expected COVID-19 Impact* * The Company cautions that for certain of its business units that rely on travel and field work restrictions, related to COVID-19 may result in decreased revenues depending on the scope and duration of such restrictions. Rising Supply of Distressed Assets Accelerating auction volumes for HGP Widening Spreads More favorable principal deal opportunities Stepped Up M&A Activity Ongoing Social Distancing Rising Charged-Off Consumer Loan Sales Tightening Underwriting Standards Greater Focus on Collateral on Bank Balance Sheets Increasing demand for HGP’s online auctions Expanding volumes for NLEX More funding opportunities for HGC Incremental valuation opportunities for HGV Building surplus equipment to be auctioned

Sustainable Growth Vision: Become the dominant solution and most respected and trusted firm to corporations, trustees and lenders needing to monetize challenged assets across all classes and geographies. Growth Drivers Principal Deals Business Development Product & Services Development Target Market Extensions External Growth Opportunities

Global Platform Puerto Rico Costa Rica Mexico Canada Spain England France Ireland Germany Italy China South Korea Australia HERITAGE GLOBAL PARTNERS SALES

Financial Performance 1 Profitability Inflection point Building scale across platforms Rising operating leverage 2 Diversification Across/within business units Agency vs. principal revenue streams More predictable and forecastable revenues, margins, and earnings 3 Financial Flexibility Building EBITDA1 Strong balance sheet Recently upsized credit facility Strategic M&A 1 See “Reconciliations of Non-GAAP Measures” in the appendix of this presentation. LTM data through March 31, 2020.

Financial Performance – Operating Efficiencies Action Plan Build Scale Within businesses Manage Expenses Corporate level Drive Operating Leverage Maintain high incremental margins Increasingly Leverage Synergies Processes & systems Across platforms Business unit level Centralized database Favorable business mix shift

Value Creation Financial Performance * Healthy & achievable growth projections Strengthening & Leveraging the Balance Sheet * Upsized credit facility * Business lines of credit * Capital management Investor Relations * Investor targeting & outreach * Enhance messaging, disclosures, reporting Improving EPS Quality, Visibility, & Sustainability * More balanced agency vs. principal revenue streams * More predictable events = smoother revenue & earnings * Specialty lending platform provides increased predictability with “flow” transactions * Forward flow contracts * Date-certain events

Appendix

Heritage Global Partners 3 Growth Drivers Shift toward higher-contribution principal deals Recent alliance with Napier Park to acquire industrial equipment and real estate assets Building surplus equipment assuming accelerating Pharma M&A to refill pipelines Increasingly leveraging Capital Asset Redeployment Enterprise (CARE) software package 1 Services Heritage Global Partners is a full service, global auction and asset advisory firm. 2 Differentiating Factors Domain expertise and infrastructure via management’s experience, expertise, relationships, and track records. Broadly diversified across sectors. Aerospace & Aviation Biotech & Pharma Machine Tools Semiconductor & Electronics

Heritage National Loan Exchange (“NLEX”) 3 Growth Drivers Innovative expansion into FinTech, student loans, and peer-to-peer lending sectors Plans to add post-sale initiatives Banks set to bring more volume to market reflecting a less onerous regulatory environment 1 Services NLEX is a loan sale advisor of charged-off and nonperforming asset portfolios via an electronic auction exchange platform. 2 Differentiating Factors For 20+ years, NLEX has sold over $150 billion face value of performing, nonperforming and charged-off assets for banks, the U.S. government, and other debt holders throughout the United States and Canada. SCOPE OF SERVICES SERVICES Buyer Due Diligence Data Security Market Price Max Contract Negotiation Portfolio Evaluation Remit & Post-Sale Service Multiple Product Expertise Compliance/ Transparency

Heritage Global Capital 1 Services Heritage Global Capital provides specialty financing solutions to small- and medium-sized investors in charged-off and nonperforming asset portfolios and other asset-based classes. 2 Differentiating Factors Decades of domain expertise and the ability to leverage established relationships from the HGC executive team who have participated in over $400 million in fundings and have extensive Industry relationships. FUNDING PROCESS 3 Growth Drivers Increasingly penetrating an underserved growing market – smaller buyers of charged-off receivables Providing more economic financing options Providing a greater variety of funding solutions which allows our Clients to stretch their equity, creating growth Banks set to bring more volume to market reflecting a less onerous regulatory environment

Heritage Global Valuations 3 Growth Drivers Additional bank-approved vendor lists Deepen penetration with existing bank relationships Geographic expansion 1 Services Industrial and wholesale inventory/equipment valuations to assist financial institutions in making lending decisions 2 Differentiating Factors Decades of valuation/liquidation experience leveraging HGBL’s industrial auction group, as well as investment banking, patents and trademarks, receivables, and real estate business units REPRESENTATIVE CLIENTS

3 Growth Drivers Expand relationships with National Association of Bankruptcy Trustees Increase sales of non-commercialized patents in Global 1000 Heritage Global Patents & Trademarks 1 Services Proactively manage/streamline corporate Intellectual Property portfolios via sealed-bid and online auctions 2 Differentiating Factors Pioneered the development of Intellectual Property auctions in the early 2000s, with a focus on “Date-Certain Events” OIM Squared Artificial Intelligence Receivership Sold $1,040,000 to credit bidder Wisewear Internet of Things/Smart Jewelry Chapter 11 Sold $110K Sheer Wind Renewable Energy Chapter 7  Sold $20K RECENT SALES

Peer Comparables

Reconciliations of Non-GAAP Measures 1 The Company uses the non-GAAP financial measure “Adjusted EBITDA” in assessing its results because the Company believes that Adjusted EBITDA is relevant and useful supplemental information for our investors. The Company believes that the presentation of this non-GAAP financial measure, when considered together with our GAAP financial measures and the reconciliation to the most directly comparable GAAP financial measure, provides a more complete understanding of the factors and trends affecting the Company than could be obtained absent these disclosures. The Company’s use of Adjusted EBITDA is not meant to be, and should not be, considered in isolation or as a substitute for, or superior to, any GAAP financial measure. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

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